UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
_____________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 19, 2026
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ENVISTA HOLDINGS CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-39054	83-2206728
(Commission File Number)	(IRS Employer Identification No.)

200 S. Kraemer Blvd., Building E		92821
Brea,	California
(Address of Principal Executive Offices)		(Zip Code)
(714) 817-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NVST	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 19, 2026, Envista Holdings Corporation, (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals:

Proposal 1- Election of Directors

The Company’s stockholders elected the persons listed below as Directors for a one-year term expiring at the Company’s 2027 annual meeting of stockholders and until his or her successor is elected and qualified by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Wendy Carruthers	147,946,402	1,746,672	3,975,452
Kieran Gallahue	145,760,570	3,932,504	3,975,452
Scott Huennekens	146,084,524	3,608,550	3,975,452
Vivek Jain	148,147,890	1,545,184	3,975,452
Paul Keel	149,459,395	233,679	3,975,452
J. Andrew Pierce	149,001,825	691,249	3,975,452
Daniel Raskas	146,750,910	2,942,164	3,975,452
Christine Tsingos	147,739,527	1,953,547	3,975,452

Proposal 2 - Ratification of the Appointment of Ernst & Young LLP as Independent Registered Public Accountant

To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
152,689,635	913,161	65,730	—

Proposal 3 - Advisory Vote to Approve Executive Compensation

To approve on an advisory basis the Company’s named executive officer compensation. The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
144,475,242	5,144,798	73,034	3,975,452

Proposal 4 - Advisory Vote on Frequency of Future Advisory Votes on Named Executive Officer Compensation

To hold an advisory vote relating to the frequency of future shareholder advisory votes on the Company’s named executive officer compensation. The Company’s shareholders voted as follows on this proposal:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
139,798,463	6,150	9,840,878	47,583	3,975,452

Based on the voting results set forth above, the Company has adopted a policy to hold an annual advisory vote on named executive officer compensation until the next required vote on the frequency of shareholder advisory votes on the Company’s named executive officer compensation.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISTA HOLDINGS CORPORATION

Date: May 21, 2026	By:	/s/ Mark Nance
Mark Nance
Senior Vice President, General Counsel and Secretary